SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                   FORM 8-K/A
                                    NUMBER 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 18, 1996


                              T.J. CINNAMONS, INC.
               (Exact name of registrant as specified in charter)


  Delaware                         0-23026                       22-3261564
(State or other           (Commission File Number)          (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation
or organization)

                                135 Seaview Drive
                           Secaucus, New Jersey 07094
          (Address of principal executive offices, including zip code)

        Registrant's telephone number, including area code: (201)422-0910

     Item 2 is hereby amended as set forth below.

Item 2. Acquisition or Disposition of Assets.

Purchase Agreement Between T.J. Cinnamons, Inc. and TJ Holding Company, Inc.

     The closing of the sale of certain assets to T.J. Holding Company, Inc. pursuant to a Purchase Agreement described in Form 8-K closed on August 29, 1996.


Item 7. Financial Statements and Exhibits.
     (b) Pro Forma Financial Information.

     Pursuant to Section (b) of Item 7 of Form 8-K, the registrant  hereby files
the  Pro-Forma  financial   information  required  pursuant  to  Article  XI  of
Regulation S-X


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             T.J. Cinnamons, Inc.
                                             (Registrant)


                                       By:/s/ Alan S. Gottlich
                                             Alan S. Gottlich
                                             Chief Financial Officer

Dated: September 6, 1996

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On August 29, 1996, the Company closed a Purchase Agreement with TJ Holding Company, Inc. to sell the intellectual property representing substantially all of the operating assets of the Company. In July, 1996, the Company closed on a bridge loan with Gelt Financial Corporation in the amount of $125,000.

The following Unaudited Pro Forma Financial Statements are based upon the historical statements of the Company adjusted to give effect to the Transaction and the bridge loan.

The Unaudited Pro Forma Balance Sheet as of June 30, 1996 gives effect to the elimination the disposed assets assuming that the disposition had taken place on June 30, 1996 and the cash proceeds had been received at that time.

The Unaudited Pro Forma Statements of Operations for the year ended December 31, 1995 and the six months ended June 30, 1996 give effect to the elimination of the disposed business assuming the disposition of the assets had taken place at the beginning of the periods presented.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The Unaudited Pro Forma Financial Statements may not be indicative of the results of operations or financial position that actually would have been achieved or which may be obtained in the future.

               UNAUDITED PRO FORMA BALANCE SHEET AT JUNE 30, 1996

                                                                            Historical       Adjustment         Pro Forma

                                     ASSETS

Current Assets:
  Cash and cash equivalent                                               $    23,123      $ 1,455,000 (1)      $   702,498
                                                                                             (885,000)(2)
                                                                                              109,375 (3)
  Accounts receivable, less allowance for doubtful accounts                  220,316         (127,475)(1)           92,841
  Current portion of notes receivable                                              0        1,400,000 (1)        1,400,000
  Prepaid expenses and other current assets                                   16,251                                16,251
                                                                          -----------      -----------         -----------
         Total current assets                                                259,690        1,951,900           2,211,590

Long-term portion of notes receivable                                              0          350,000 (1)          350,000
Property and Equipment, less accumulated
         depreciation and amortization                                        43,552                                43,552
Excess of Cost over Fair Value of Net Assets Acquired                      2,277,213       (1,750,000)(1)          527,213
Organization Costs and Trademarks, at cost, less
         accumulated amortization                                             11,504          (11,918)(1)             (414)
Deferred Income Tax Asset, net of valuation allowance                             --                                     0
Franchise Offering Costs                                                      81,407          (81,407)(1)                0
Deferred Transaction costs                                                    64,389          (64,389)(1)                0
Other Assets                                                                   1,230                                 1,230

         Total Assets                                                    $ 2,738,985      $   394,186          $ 3,133,171
                                                                         ===========      ===========          ===========


                       LIABILITIES AND STOCKHOLDERS EQUITY

Current Liabilities:
  Accounts payable and accrued expenses                                  $   732,877                           $   732,877
  Current maturities of long-term debt                                       828,409         (760,000)(2)          (68,409)
  Notes Payable                                                              138,170          (125,00)(2)          138,170
                                                                                              125,000 (3)
  Other current liabilities                                                  105,858                               105,858
                                                                         -----------      -----------          -----------
         Total current liabilities                                         1,805,314         (760,000)           1,045,314

Long Term Debt, net of current maturities                                          0                0                    0
                                                                         -----------      -----------          -----------
         Total liabilities                                                 1,805,314         (760,000)           1,045,314
                                                                         -----------      -----------          -----------


                              STOCKHOLDERS' EQUITY

Preferred Stock                                                                  --
Common Stock                                                                  29,109              150 (3)           29,259
Additional paid-in capital                                                 6,704,421           26,100 (3)        6,730,521
Accumulated deficit                                                       (5,799,859)       1,169,811 (1)       (4,671,923)
                                                                                              (41,875)(3)
  Stockholders' equity                                                       933,671        1,154,186            2,087,857

         Total Liabilities and Stockholders' Equity                      $ 2,738,985      $   394,186          $ 3,133,171
                                                                         ===========      ===========          ===========

              See Notes to Unaudited Pro Forma Financial Statements

                              T.J. CINNAMONS, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1996

                                                             Minus Pro
                                                             Forma of
                                                             Disposed
                                             Historical       Assets             Pro Forma
                                                                (5)
Revenue:
  Sales                                    $   448,947                          $   448,947
  Royalties, licensing fees and other          276,740         (144,067)(4)         132,673
  Other                                         33,359          (16,679)(4)          16,680
                                           -----------      -----------         -----------
         Total revenue                         759,046         (160,746)            598,300


Operating expenses:
  Cost of goods sold                           391,931                              391,931
  Selling, general and administrative          681,282         (164,178)(4)         532,729
                                                                 15,625 (3)
         Total operating expenses            1,073,213         (148,553             924,660
                                           -----------      -----------         -----------

Loss from operations                          (314,167)         (12,193)           (326,360)
                                           -----------      -----------         -----------


Other income (expense):
  Interest expense, net                        (33,756)         (26,250)(3)         (60,006)
                                           -----------      -----------         -----------
         Total other income (expenses)         (33,756)         (26,250)            (60,006)
                                           -----------      -----------         -----------

Net loss                                   ($  347,923)     ($   38,443)        ($  386,366)
                                           ===========      ===========         ===========


Net loss per common share                  ($     0.12)                         ($     0.13)
                                           ===========                          ===========


Weighted average number of
         common shares outstanding           2,910,833                            2,925,833
                                           ===========                          ===========


              See Notes to Unaudited Pro Forma Financial Statements

                              T.J. CINNAMONS, INC.
                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                                                                Minus Pro
                                                                Forma of
                                                                Disposed
                                               Historical         Assets             Pro Forma
                                                                   (5)
Revenue:
  Sales from Company-owned stores              $   434,063                          $   434,063
  Royalties, licensing fees and other              559,983         (559,983)(4)               0
  Initial franchise fees                            25,510          (25,510)(4)               0
  Other                                             19,533                               19,533
                                               -----------      -----------         -----------
         Total revenue                           1,039,089         (585,493)            453,596


Operating expenses:
  Cost of goods sold                               301,552                              301,552
  Selling, general and administrative            1,738,401         (410,824)(4)       1,343,202
                                                                     15,625 (3)
  Interest expense, net of interest income          65,425           26,250 (3)          91,675
                                               -----------      -----------         -----------
         Total operating expenses                2,105,378         (368,949)          1,736,429
                                               -----------      -----------         -----------


Net loss                                       ($1,066,289)     ($  216,544)        ($1,282,833)
                                               ===========      ===========         ===========


Net loss per common share                      ($     0.37)                         ($     0.44)
                                               ===========                          ===========


Weighted average number of
         common shares outstanding               2,910,833                            2,925,833
                                               ===========                          ===========

              See Notes to Unaudited Pro Forma Financial Statements

NOTES TO THE UNAUDITED PRO FORMA BALANCE SHEET AT JUNE 30, 1996 AND FOR THE UNAUDITED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1995 AND THE SIX MONTHS ENDED JUNE 30, 1996

Balance Sheet

(1) Reflects receipt of the estimated net proceeds and related gain (net of expenses) from the Transaction, the elimination of the assets sold, a reduction of certain indebtedness paid at Closing, and the forgiveness of royalties owed by franchisees.

(2)  Reflects  repayments  of  certain  debts as  required  under  the  Purchase
Agreement.

(3) Reflects receipt of the bridge loan net proceeds (after placement fees) and related charge to earnings resulting from the issuance of 15,000 shares of the Company's common stock.

Statement of Operations

(4) Reflects the charge of earnings resulting from the placement fee and issuance of 15,000 shares of the Company's common stock in connection with the bridge loan.

(5) Reflects the elimination of revenue and operating expenses of the disposed assets for the year ended December 31, 1995 and the six months ended June 30, 1996. Such expenses have been limited to direct operating expenses attributable to such businesses, and do not include any allocation of corporate or administrative costs. The remaining excess of cost over fair value of net assets acquired is being amortized over a 10 year period.

(6) The Company has not recorded any estimated income from the investment of the estimated proceeds from the Transaction. In addition, no tax liability has been recorded resulting from the tax benefit available to the Company from the available carry forward of operating losses.